UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 17, 2007 (October 15, 2007)
AirNet Systems, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     On October 15, 2007, AirNet Systems, Inc. (“AirNet”) issued a news release announcing a new pricing structure for bank customers. The October 15, 2007 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired:
          Not applicable.
     (b) Pro forma financial information:
          Not applicable.
     (c) Shell company transactions:
          Not applicable.
     (d) Exhibits:

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on October 15, 2007 announcing a new pricing structure for bank customers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.
Dated: October 17, 2007	By:	/s/ Ray L. Druseikis
Ray L. Druseikis
VP of Finance & Controller; Interim Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 17, 2007
AirNet Systems, Inc.

Exhibit No.	Description

99.1	News Release issued by AirNet Systems, Inc. on October 15, 2007 announcing a new pricing structure for bank customers